BAILARD OPPORTUNITY FUND GROUP, INC.

Supplement Dated May 25, 2005 to the
Prospectus Dated March 18, 2005

THE FOLLOWING LANGUAGE REPLACES THE THIRD PARAGRAPH OF THE PROSPECTUS UNDER “FUND MANAGEMENT-PORTFOLIO MANAGERS”:

“Sonya Thadhani, CFA, has been primarily responsible for the management of the Growth Fund since March 2005. Ms. Thadhani served on the portfolio management team that managed the Growth Fund from August 2003 to March 2005. She joined the Adviser’s domestic equity management team as an equity analyst in 1994. Ms. Thadhani became a Senior Vice President of the Adviser in 2002.”